Exhibit 99.1

NEWS RELEASE

Warner Chilcott Announces Receipt of Paragraph IV Certification Notice

Fajardo, Puerto Rico – June 23, 2006 - Warner Chilcott Company, Inc. announced today that it has received a Paragraph IV Certification Notice from Watson Laboratories, Inc. advising of the filing of an Abbreviated New Drug Application (ANDA) for a generic version of LOESTRIN® 24 FE.

LOESTRIN 24 FE, which was launched by Warner Chilcott in April 2006, is the newest product in Warner Chilcott’s portfolio of oral contraceptives and is protected by U.S. patent No. 5,552,394 which expires in 2014.

Warner Chilcott is currently reviewing the detail of the Paragraph IV Notice letter from Watson and continues to have full confidence in its intellectual property protecting LOESTRIN 24 FE.

The Company

Warner Chilcott is a leading specialty pharmaceutical company focused on marketing, selling, developing and manufacturing branded prescription products in women’s healthcare and dermatology in the United States.

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate; our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; an increase in litigation, including product liability claims and patent litigation; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to successfully complete the implementation of a company-wide enterprise resource planning system without disrupting our business; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing and marketing new products, obtain regulatory approval and customer acceptance of those products, and continued customer acceptance of our existing products; and other risks detailed from time-to-time in our financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Contact

Paul Herendeen	Tel: +1 973-442-3200
Chief Financial Officer	email: pherendeen@wcrx.com

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